UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23591

NB Crossroads Private Markets Access Fund LLC

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, NY 10104

(Address of principal executive offices) (Zip code)

Patrick Deaton, Chief Operating Officer

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB CROSSROADS PRIVATE MARKETS ACCESS FUND LLC
Consolidated Financial Statements
For the year ended March 31, 2023

NB Crossroads Private Markets Access Fund LLC
(Unaudited)

Private Market Overview
Throughout 2022 and the start of 2023, geopolitical tensions, high inflation, interest rate hikes, and most recently, a turbulent banking sector, have created a period of uncertainty for investors. However, we believe private market investments have unique characteristics which generally allow them to better navigate significant market volatility compared to public markets. Additionally, we believe private markets have particular qualities that support the case for including them in a diversified portfolio throughout a cycle. Some of those qualities may even support the case for committing new capital to the asset class at times like the present, as private equity has the ability to take advantage of opportunity sets that tend to emerge in relatively weak points in the market cycle.
Opportunities for Growth in Private Equity Markets
Private equity firms are largely focused today on strategic and operational value creation as opposed to relying on leverage or multiple expansion as value drivers, and thus typically make investments with deep, well-thought-out plans with the goal of accelerating earnings growth. They often also have more flexibility to adapt operationally to a changing economic environment relative to larger, public companies. In particular, sustaining margins and investing in growth initiatives through difficult environments may be easier for a smaller company working away from the glare and short-term focus of public markets. In recent years, this was paramount, as underlying companies faced headwinds related to the pandemic, supply chain disruption, geopolitical unrest, inflationary pressure, and higher interest rates.
Further, private equity firms today have greatly improved on operating resources in-house, and they can use their position of control or influence to respond quickly to changes in the market environment. The value of this became particularly apparent during the recent banking crisis as we saw sponsors react with speed to help their firms and portfolio companies safeguard assets and maintain access to credit, while simultaneously identifying exposures and proactively communicating to investors in real time.
Although standard for public equities, this rapid response and willingness to provide investors with transparency is a shift for private equity and an example of the evolution and growing sophistication of the asset class.
The impact of market volatility has historically been more muted on private markets given the long-term nature of the underlying investments. Capital is locked up, fire sales are rare, and in times of volatility, sellers can simply hold on to an asset longer and continue executing their operational and growth plans. Furthermore, private equity managers can be quicker than their public counterparts to manage costs, conserve cash, or improve management. Private firms also tend to have ready access to capital in turbulent times, so they can inject more equity into businesses that may be temporarily affected by external weakness.
This active management has allowed overall performance to hold up relatively well compared to the declining public market multiples. Some of that may be due to lagging or over-optimistic valuations that may ultimately have to be written down by private equity managers — but not as much as many fear, in our view.
Private Equity Investment Activity
Global private equity deal activity slowed during 2022, as evidenced in the chart below. The first three quarters of the year saw a run rate that was 80% as high as that for the full year 2021 — and 2021 was an extraordinarily busy year as the industry got back to work following the disruption of the pandemic. Moreover, this slowdown in activity partly reflects another quality that private equity brings to a portfolio: private asset owners can be strategic and opportunistic about when to monetize their assets — if the market is weak, they can often hold onto fundamentally high-quality assets until the environment has recovered.

NB Crossroads Private Markets Access Fund LLC
(Unaudited)

Source: Pitchbook as of Q4 2022. Includes buyout, late stage VC, and growth equity. Includes completed deals only.
We are starting to see entry valuations come down slightly, with the potential to decrease further, but this likely won’t occur until broader dealmaking activity further rebounds. In contrast, one area of the market where we have seen valuations reset is in the public markets. This is still an opportunity for larger-scale private equity managers because they can acquire the majority of these companies and delist them in “take private” transactions. The companies can benefit from the sponsor transformation plans outside of the public eye, which take time to implement and are hard to execute with the short-term scrutiny that comes with quarterly earnings reporting. We believe this will represent a significant opportunity for larger private equity managers if the market uncertainty and volatility persist.
Private Equity Outlook for 2023 and Beyond
We believe that private equity is an all-weather asset class: private equity managers derive returns from buying high-quality businesses, putting in strong management, and implementing strategic operating plans to create value.
Over the years and across market environments, we have found that volatile times often provide a more favorable backdrop for investments and tend to be the best vintages in private equity. In our view, the industry is now better suited to the task of finding opportunities than in the past, given lessons learned through previous market cycles and the structural improvements many private equity firms have made to their operational playbooks and teams. Although it will be important to monitor the ongoing market volatility, we think this remains a good time to commit to private markets.
Pinpointing market turns is hard in any asset class, but almost impossible in private equity, given its long investment timeframe, which sometimes cover multiple economic and market cycles. Importantly, private equity investments have a natural hedge against any specific year, as investment strategies are normally executed over four to seven years, insulating investors from an annual peak or trough. We would argue that private equity is a strategic asset class, to which investors should maintain exposure through all market environments — although it has the potential to be very opportunistic when dislocations arise.
Fund Overview
NB Crossroads Private Markets Access Fund LLC’s (“NB Access Fund” or the “Fund”) investment objective is to seek to provide attractive, long-term capital appreciation by investing primarily in an actively

NB Crossroads Private Markets Access Fund LLC
(Unaudited)

managed portfolio of private equity investments. The Fund’s private equity investment strategy focuses on direct equity co-investments and opportunistic secondaries — targeting 85% of net asset value (“NAV”) in private equity. The Fund also invests a portion of its assets in a portfolio of cash and cash equivalents, fixed-income securities and other credit instruments in order to maintain a degree of liquidity.
The strategy for the NB Access Fund is predicated on identifying and selecting top-performing investments and diversifying appropriately across asset classes, vintage years and pace of capital deployment, maturity and stage of companies, geographies and industries. In addition, when determining proper diversification for its private equity portfolio, NB Private Markets analyzes the private equity marketplace and appropriately weights capital allocations to those sectors with the most promising opportunities.
The Fund commenced investment operations in January 2021 and reached its steady state target with approximately 85% of fund assets allocated to private equity during 2022. As of March 31, 2023, the Fund has approximately $450 million in net assets and is invested in 47 private equity investments. As of March 31, 2023, the Fund is invested in 42 co-investments, 4 secondary investments and 1 funded primary investment.
In order for the Fund to maintain a degree of liquidity, approximately 15% of fund assets are allocated to liquid fixed income and other credit investments as of March 31, 2023. As the total portfolio has evolved, with allocations to private markets investments reaching its steady state, and amidst a rising yield environment for fixed income securities, shorter duration high-quality bonds have become significantly more attractive on a relative basis. During the fiscal year ended March 31, 2023, the Fund shifted its liquid portfolio allocation. The liquid portfolio asset allocation has shifted away from catastrophe bonds and increasingly to cash equivalents (via US Treasury T-Bills) to provide liquidity and risk management while earning a reasonable yield.
The NB Access Fund’s Institutional Share Class generated a 9.04% total return on a NAV basis for the fiscal year ended March 31, 2023. The Fund generated mixed performance results across its three key transaction types: primary, secondary and co-investments. Among the positive drivers, the Fund benefitted from a GP-led secondary investment in a leading designer, marketer and distributor of authentic headwear and apparel. The Fund also benefitted from a co-investment in a North American value-added distributor and fabricator of insulation products. On the other hand, among the detractors from performance, the Fund generated negative performance from a co-investment in a North American company focused on fitness equipment manufacturing and distribution. The Fund also saw negative performance from a primary investment focused on technology-oriented consumer businesses. The liquid portfolio detracted from total Fund performance for the 12 month period ending March 31, 2023. Gains from cash and fixed income instruments were offset by losses from catastrophe bonds and listed PE securities.
We believe the private equity model, with active governance and the potential to drive real value for portfolio companies, is a significant advantage in this uncertain environment. We believe the Fund’s underlying private equity portfolio is comprised of investments alongside market-leading private equity managers in portfolio companies that are backed by long-term secular growth trends that should be relatively resilient to current economic pressures. Despite the uncertain environment so far in 2023, we believe the Fund’s portfolio is well-positioned for future growth.
The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.

NB Crossroads Private Markets Access Fund LLC
(Unaudited)

Fund Performance — Average Annual Total Return Ended 3/31/2023
NB Crossroads Private Markets Access Fund LLC	1 Year	Since Inception
Institutional Class (at NAV)(1)	9.04%	8.48%
Class A-1 (at NAV)(2)	8.28%	8.08%
Class A-2 (at NAV)(2)	8.28%	8.08%
Class A-1 (with sales load)(3)	4.49%	6.34%
MSCI World Index (Net)(4)	-7.02%	2.88%

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes an investor would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”). The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.
(1)
Institutional Class commenced operations on January 19, 2021.

(2)
Class A-1 and Class A-2 commenced operations on March 1, 2022. The performance information for Class A-1 and A-2 prior to each class’s inception date is that of the Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A-1 Shares but has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has lower expenses and typically higher returns than Class A-1 and Class A-2.

(3)
Class A-1 with sales load return is calculated using the maximum sales charge of 3.50%.

(4)
The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

Growth of a $50,000 Investment
This graph shows the change in value of a hypothetical $50,000 investment in the Fund for the life of the Fund since commencement of operations. The required minimum initial capital commitment by an investor in the Fund was $50,000. The results shown in the graph reflect the reinvestment of Fund distributions, if any.

NB Crossroads Private Markets Access Fund LLC
(Unaudited)

The results do not reflect the effect of taxes an investor would pay on Fund distributions. The result is compared with a broad-based market index — the MSCI World Index (Net). The market index has not been reduced to reflect any of the fees and costs of investing.
Impact of the Fund’s Distribution Policy
The Fund does not have a policy or practice of maintaining a specified level of distributions to investors. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its investors. From time to time, the Fund may also pay special interim distributions at the discretion of its Board of Managers. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. This practice also does not generally result in a return of capital to investors.

NB Crossroads Private Markets Access Fund LLC
For the year ended March 31, 2023

NB Crossroads Private Markets Access Fund LLC
Consolidated Statement of Assets and Liabilities
As of March 31, 2023

Assets
Investments, at fair value (cost of $407,822,464)	$467,065,742
Cash and cash equivalents	2,296
Interest receivable	191,984
Other assets	41,353
Total Assets	$467,301,375
Liabilities
Contributions received in advance	10,255,000
Advisory fee payable	1,641,090
Incentive fee payable	1,600,281
Deferred Tax Fee Payable	1,428,973
Professional fees payable	313,523
Due to Affiliate	283,993
Due to Shareholder	232,032
Accounting and administration service fees payable	212,591
Other payables	180,730
Total Liabilities	$16,148,213
Commitments and contingencies (See Note 5)
Net Assets at Value	$451,153,162
Net Assets Consist of:
Paid-in capital	395,846,394
Total distributable earnings	55,306,768
Net Assets at Value	$451,153,162
Net Assets:
Institutional Class	$425,935,111
Class A-1	110,897
Class A-2	25,107,154
Shares outstanding:
Institutional Class Shares	36,218,793
Class A-1 Shares	9,474
Class A-2 Shares	2,144,979
Net asset value per share:
Institutional Class	$11.76
Class A-1	11.71
Maximum offering price per share*	12.13
Class A-2	11.71

*
Includes a sales charge of up to 3.50%.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Consolidated Schedule of Investments
As of March 31, 2023

Description	Interest	Maturity Date	Shares or Principal Amount	Cost	Value
BANK LOANS – 1.15%
Asurion, LLC	10.09% (1-Month USD Libor + 5.25%)	01/31/2028	1,060,000	$1,067,354	$878,740
Aveanna Healthcare, LLC	8.70% (1-Month USD Libor + 3.75%)	07/17/2028	1,099,099	1,095,113	929,519
Bella Holding Co., LLC	8.66% (1-Month USD Libor + 3.75%)	04/01/2028	1,246,025	1,236,970	1,198,327
Consolidated Communications, Inc.	8.38% (1-Month USD Libor + 3.50%)	10/02/2027	1,265,000	1,265,000	993,974
Crosby US Acquisition Corp.	9.60% (1-Month USD Libor + 4.75%)	06/26/2026	1,250,761	1,246,064	1,207,510
TOTAL BANK LOANS				5,910,501	5,208,070
CORPORATE BONDS(A) – 0.08%
Herbie Re Ltd.	21.92% (3-Month Treasury Bill + 17.25%)	06/06/2025	500,000	500,000	350,000
Pelican IV Re Ltd.	4.77% (1-Month Treasury Bill + 5.36%)	05/07/2024	725,000	725,000	73
Putnam RE PTE Ltd.	0.00% (1-Month Treasury Bill + 5.50%)(B)	06/07/2024	6,250	6,250	1
TOTAL CORPORATE BONDS				1,231,250	350,074
SHORT-TERM INVESTMENTS – 18.40%
MONEY MARKET FUND – 5.11%
Morgan Stanley Institutional Liquidity Fund Government Portfolio	4.73%(C)		23,056,240	23,056,240	23,056,240
UNITED STATES TREASURY BILLS – 13.29%
United States Treasury Bill	4.60%(D)	05/18/2023	12,000,000	11,929,386	11,929,932
United States Treasury Bill	4.62%(D)	05/18/2023	28,118,000	27,951,540	27,953,819
United States Treasury Bill	5.05%(D)	06/20/2023	20,285,600	20,064,019	20,081,933
TOTAL UNITED STATES TREASURY BILLS				59,944,945	59,965,684
TOTAL SHORT-TERM INVESTMENTS				83,001,185	83,021,924
COMMON STOCKS – 0.63%
Unity Software Inc.			87,120	8,005,334	2,826,173
TOTAL COMMON STOCKS				8,005,334	2,826,173
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2023

	Acquisition Type	Acquisition Dates(F)	Geographic Region(G)	Cost	Fair Value
PRIVATE FUNDS(E) – 83.27%
ACON Strategic Partners II-B, L.P.	Secondary	08/2022	North America	11,447,518	22,844,242
AFC Acquisitions, Inc.(H)	Co-Investment	04/2021-01/2023	North America	6,373,412	8,675,453
AP Safety Co-Invest, L.P.	Co-Investment	03/2022	North America	3,167,842	3,187,804
Austin Co-Investment, L.P.2	Co-Investment	03/2021	North America	845,047	12,119,780
BC Partners Galileo (1) L.P.	Secondary	07/2021-01/2023	Europe	8,822,616	11,387,211
Blackstone Growth Beverly Co-Invest L.P.	Co-Investment	02/2022	North America	4,468,071	4,585,941
Breakaway Co-investment Holding LP	Co-Investment	10/2021	Europe	3,204,082	6,698
CB Catalyst Co-Invest, L.P.	Co-Investment	11/2022	North America	5,612,015	5,600,000
CB Starfish TopCo, L.P.	Co-Investment	08/2021	North America	672,670	1,700,000
CD&R Value Building Partners I, L.P.	Co-Investment	12/2021	North America	12,022,290	13,690,682
Centerbridge Seaport Acquisition Fund, L.P.	Co-Investment	05/2022	North America	7,056,687	6,000,000
CGI Acquisitions, Inc.(H)	Co-Investment	02/2022	North America	3,100,000	5,183,713
Compass Syndication L.P.	Co-Investment	10/2021	North America	1,613,648	1,830,211
DGS Group Holdings, L.P.(H)	Co-Investment	09/2022-12/2022	North America	6,455,020	7,984,884
DIG Holdings, LLC	Co-Investment	12/2022	North America	9,754,100	9,903,561
FitzWalter Capital Partners Coinvest I, L.P.	Co-Investment	04/2022-08/2022	North America	5,071,583	9,082,870
Five Arrows Galliera Co-Invest SCSp	Co-Investment	08/2022	Europe	8,914,841	9,629,725
Follett Acquisition LP(H)	Co-Investment	01/2022	North America	4,060,000	4,060,000
Horizon Co-Investment, L.P.	Co-Investment	06/2022	North America	6,308,656	6,300,000
Itelyum Co-Investment L.P.	Co-Investment	09/2021	Europe	7,857,760	11,936,075
KKR Leo Co-Invest L.P.	Co-Investment	06/2021	North America	2,570,118	4,749,792
KKR Quartz Co-Invest L.P.	Co-Investment	03/2023	North America	17,000,000	17,000,000
KMNOCH Investor, L.P.(H)	Co-Investment	11/2022	North America	17,000,000	17,000,000
L Catterton Growth IV, L.P.	Primary	03/2021-12/2022	North America	10,856,312	11,646,054
Magenta Blocker Aggregator L.P.	Co-Investment	07/2021-10/2021	North America	2,893,688	3,577,982
Material Co-Invest, L.P.	Co-Investment	10/2022	North America	13,687,274	12,987,399
NB Credit Opps Co-Investment (Vetcor) LP	Co-Investment	08/2022-03/2023	North America	5,631,438	6,160,847
NB Lowcode Private Equity(H)	Co-Investment	04/2021-11/2022	North America	2,911,702	3,766,959
Olympus FG Holdco, L.P.	Co-Investment	08/2022	North America	5,056,682	5,060,568
Pilot Holdings, LLC	Co-Investment	12/2021	North America	7,200,000	9,488,355
Project Alpine Co-Invest Fund, L.P.	Co-Investment	06/2022	North America	10,005,681	9,552,805
Project Metal Co-Invest Fund, L.P.	Co-Investment	10/2021	North America	8,004,266	6,660,311
Project Stream Co-Invest Fund, L.P.	Co-Investment	10/2021-12/2021	North America	8,933,250	6,667,060
RealPage Parent, LP(H)	Co-Investment	04/2021	North America	6,500,000	7,656,516
RL Co-Investor Aggregator, L. P.	Co-Investment	05/2022-03/2023	North America	7,890,425	9,115,236
RL Co-Investor Aggregator II L. P.	Co-Investment	03/2022-03/2023	North America	3,810,854	4,525,135
Rothwell Ventures Ultimate Feeder I (Cayman) L.P.	Secondary	09/2021-10/2022	North America	6,844,630	11,424,864
SPI Parent Holding Company, LLC(H)(I)	Co-Investment	12/2021-04/2022	North America	5,789,976	12,491,495
Summit Partners Co-Invest (Optmo) SCSp	Co-Investment	10/2021	Europe	2,516,524	2,504,649
THL Automation Fund Investors (4K), L.P.	Co-Investment	03/2021-09/2022	North America	4,012,571	5,560,000
THL Fund Investors (Altar), L.P.	Co-Investment	01/2022-12/2022	North America	4,950,137	6,187,164
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2023

	Acquisition Type	Acquisition Dates(F)	Geographic Region(G)	Cost	Fair Value
THL Fund Investors (Iconic), L.P.	Co-Investment	05/2022-12/2022	North America	10,001,945	10,000,000
Truelink-Vista, L.P.	Co-Investment	10/2022	North America	3,500,000	8,890,000
True Wind Capital Continuation, L.P.	Secondary	03/2023	North America	8,000,000	8,000,000
WP Irving Co-Invest, L.P.	Co-Investment	04/2022	North America	5,626,863	5,621,812
WWEC Holdings LP	Co-Investment	10/2022	North America	7,120,000	7,120,000
ZM Parent Holding LLC(H)	Co-Investment	03/2022	North America	4,532,000	6,535,648
TOTAL PRIVATE FUNDS				309,674,194	375,659,501
TOTAL INVESTMENTS (Cost $407,822,464) – 103.53%					467,065,742
Other Assets & Liabilities (Net) – (3.53%)					(15,912,580)
TOTAL NET ASSETS – 100.00%					$451,153,162

(A)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). These securities are restricted and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, the total value of these securities is $350,074, representing 0.08% of net assets.

(B)
Security is in default.

(C)
The rate is the annualized seven-day yield as of March 31, 2023.

(D)
Each issue shows the rate of the discount at the time of purchase.

(E)
Non-income producing securities, which are restricted as to resale and illiquid.

(F)
Acquisition Dates cover from the original investment date to the last acquisition date and is a required disclosure for restricted securities only.

(G)
Geographic region is based on where a private fund is headquartered and may be different from where such fund invests or operates.

(H)
The fair value of the investment was determined using a significant unobservable input.

(I)
This investment is made through the wholly owned subsidiary NB CR PMAF Blocker LLC the “Subsidiary”.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2023

Summary by Investment Type	Fair Value	% of Net Assets
Bank Loans	$5,208,070	1.15%
Corporate Bonds	350,074	0.08%
Short-Term Investments	83,021,924	18.40%
Common Stocks	2,826,173	0.63%
Private Funds	375,659,501	83.27%
Total Investments	467,065,742	103.53%
Other Assets & Liabilities (Net)	(15,912,580)	(3.53)%
Total Net Assets	$451,153,162	100.00%
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Consolidated Statement of Operations
For The Year Ended March 31, 2023

Investment Income:
Interest income	$5,745,621
Dividend income	224,195
Other income	91,171
Total Investment Income	6,060,987
Operating Expenses:
Incentive fees	3,927,566
Advisory fees (see Note 3)	2,359,133
Tax Expense	1,428,973
Professional fees	665,114
Accounting and administration service fees	396,221
Independent Managers’ fees	160,938
Distribution and servicing fees Class A-1 (see Note 3)	738
Distribution and servicing fees Class A-2 (see Note 3)	101,367
Insurance expense	35,083
Other expenses	227,271
Total Operating Expenses	9,302,404
Expenses waived by Adviser	(294,733)
Fee offsets	(167,995)
Net Operating Expenses	8,839,676
Net investment income (loss)	(2,778,689)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investments	540,905
Net change in unrealized appreciation on investments	38,048,604
Net Realized and Change in Unrealized Gain (Loss) on Investments	38,589,509
Net Increase (Decrease) in Net Assets Resulting from Operations	$35,810,820
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Consolidated Statement of Changes in Net Assets

	Year Ended March 31, 2023	Year Ended March 31, 2022
Change in Net Assets from Operations:
Net investment income (loss)	$(2,778,689)	$3,683,862
Net realized gain(loss) on investments	540,905	473,573
Net change in unrealized appreciation(depreciation) on investments	38,048,604	17,224,632
Net Increase(Decrease) in Net Assets from Operations	35,810,820	21,382,067
Distributions to Shareholders:
Institutional Class	(1,605,285)	(4,172,794)
Class A-1	(126)	—
Class A-2	(21,392)	—
Total Distributions to Shareholders	(1,626,803)	(4,172,794)
Change in Net Assets Resulting from Capital Transactions:
Proceeds from shares sold
Institutional Class	42,320,741	117,208,000
Class A-1	—	100,000
Class A-2	21,944,900	1,575,000
Reinvestments of distributions
Institutional Class	1,450,540	4,123,693
Class A-1	126	—
Class A-2	21,125	—
Withdrawals
Institutional Class	(892,151)	(51,360)
Class A-2	(54,220)	—
Change in Net Assets Resulting from Capital Transactions	64,791,061	122,955,333
Net Change in Net Assets	98,975,078	140,164,606
Net Assets:
Beginning of year	352,178,084	212,013,478
End of year	$451,153,162	$352,178,084
Transactions in Shares:
Shares sold
Institutional Class Shares	3,803,715	11,167,006
Class A-1 Shares	—	9,463
Class A-2 Shares	1,998,689	149,043
Shares reinvested
Institutional Class Shares	128,711	392,225
Class A-1 Shares	11	—
Class A-2 Shares	1,879	—
Shares redeemed
Institutional Class Shares	(78,014)	(4,850)
Class A-2 Shares	(4,632)	—
Net Increase in Shares	5,850,359	11,712,887
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Consolidated Statement of Cash Flows
For The Year Ended March 31, 2023

Cash Flows from Operating Activities
Net change in net assets resulting from operations	$35,810,820
Adjustments to reconcile net change in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(524,073,978)
Proceeds from disposition of investments	453,301,935
Amortization of discount	(679,027)
Net realized (gain) loss on investments	(540,905)
Net change in unrealized (appreciation) depreciation on investments	(38,048,604)
Changes in assets and liabilities related to operations
(Increase) decrease in interest receivable	247,309
(Increase) decrease in other assets	(30,753)
Increase (decrease) due to Affiliate	245,720
Increase (decrease) deferred tax fee payable	1,428,973
Increase (decrease) advisory fee payable	1,426,725
Increase (decrease) accounting and administration service fees payable	43,263
Increase (decrease) professional fees payable	145,072
Increase (decrease) incentive fee payable	746,635
Increase (decrease) in other payables	45,392
Net Cash Provided by (Used in) Operating Activities	(69,931,423)
Cash Flows from Financing Activities
Contributions received in advance	5,652,000
Proceeds from shares sold	64,265,641
Withdrawals, net of amounts due to Shareholders	(714,339)
Cash distributions paid, net of reinvestments	(155,012)
Net Cash Provided by (used in) Financing Activities	69,048,290
Net Change in Cash and Cash Equivalents	(883,133)
Cash and Cash Equivalents at Beginning of Year	885,429
Cash and Cash Equivalents at End of Year	$2,296
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Consolidated Financial Highlights – Institutional Class

	Year Ended March 31, 2023	Year Ended March 31, 2022	Period from January 19, 2021 (Commencement of Operations) through March 31, 2021*
Per Share Operating Performance(1)
NET ASSET VALUE, BEGINNING OF YEAR	$10.83	$10.19	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.08)	0.13	—
Net realized and unrealized gain(loss) on investments	1.06	0.64	0.19
Net increase(decrease) in net assets resulting from operations	0.98	0.77	0.19
DISTRIBUTIONS
Net change in capital due to distributions	(0.05)	(0.13)	—
NET ASSET VALUE, END OF YEAR	11.76	10.83	10.19
TOTAL NET ASSET VALUE RETURN(2)(3)	9.04%	7.64%	1.90%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	425,934	350,463	212,013
Ratios to average net assets(4)(5)(6)
Total expenses before expense waiver and fee offset	2.32%(7)	1.50%	1.16%
Total expenses after expense waiver and fee offset	2.20%	1.33%	0.76%
Fee offset	(0.04%)	—%	—%
Net investment income (loss)	(0.67%)	1.24%	0.86%
Portfolio Turnover Rate(3)	45.02%	57.13%	12.50%

*
Prior to the commencement date, the Fund had been inactive except for matters related to the Fund’s organization, registration under the Investment Company Act of 1940, as amended, registration of the shares under the 1933 Act and the sale of 10,000 Institutional Class Shares to Neuberger Berman Europe Holdings LLC.

(1)
Selected data for the average Shares outstanding throughout each period.

(2)
Total Return, based on net asset value per Share, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Fund during the period and reinvested dividend income, if any.

(3)
Not annualized.

(4)
For the period January 19, 2021 (Commencement of Operations) through March 31, 2021, the expense and net investment income ratios are based on a very limited operating period and, as such, may not be meaningful.

(5)
The contractual fee and expense waiver are reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(6)
Annualized for periods less than 12 months.

(7)
Ratio is inclusive of the deferred tax expense from the Subsidiary. Excluding this tax expense, the ratio would be 1.96%.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Consolidated Financial Highlights – Class A-1

	Year Ended March 31, 2023	Period from March 1, 2022 (Commencement of Operations) through March 31, 2022
Per Share Operating Performance(1)
NET ASSET VALUE, BEGINNING OF YEAR	$10.82	$10.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(loss)	(0.15)	(0.02)*
Net realized and unrealized gain(loss) on investments	1.05	0.27*
Net increase(decrease) in net assets resulting from operations	0.90	0.25
DISTRIBUTIONS
Net change in capital due to distributions	(0.01)	—
NET ASSET VALUE, END OF YEAR	11.71	10.82
TOTAL NET ASSET VALUE RETURN(2)(3)	8.28%	2.37%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	111	102
Ratios to average net assets(4)(5)(6)
Total expenses before expense waiver and fee offset	3.02%(7)	1.54%
Total expenses after expense waiver and fee offset	2.90%	1.49%
Fee offset	(0.04)%	—%
Net investment income (loss)	(1.37)%	0.35%
Portfolio Turnover Rate(3)	45.02%	57.13%

*
The amount of net investment income and net loss from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statement of Operations due to the timing of purchases of Fund shares during the year.

(1)
Selected data for the average Shares outstanding throughout each period.

(2)
Total Return, based on net asset value per Share, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Fund during the period and reinvested dividend income, if any.

(3)
Not annualized.

(4)
For the period March 1, 2022 (Commencement of Operations) through March 31, 2022, the expense and net investment income ratios are based on a very limited operating period and, as such, may not be meaningful.

(5)
The contractual fee and expense waiver are reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(6)
Annualized for periods less than 12 months.

(7)
Ratio is inclusive of the deferred tax expense from the Subsidiary. Excluding this tax expense, the ratio would be 2.66%.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Consolidated Financial Highlights – Class A-2

	Year Ended March 31, 2023	Period from March 1, 2022 (Commencement of Operations) through March 31, 2022
Per Share Operating Performance(1)
NET ASSET VALUE, BEGINNING OF YEAR	$10.82	$10.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(loss)	(0.15)	(0.04)*
Net realized and unrealized gain(loss) on investments	1.05	0.29*
Net increase(decrease) in net assets resulting from operations	0.90	0.25
DISTRIBUTIONS
Net change in capital due to distributions	(0.01)	—
NET ASSET VALUE, END OF YEAR	11.71	10.82
TOTAL NET ASSET VALUE RETURN(2)(3)	8.28%	2.37%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	25,107	1,613
Ratios to average net assets(4)(5)(6)
Total expenses before expense waiver and fee offset	3.02%(7)	1.54%
Total expenses after expense waiver and fee offset	2.90%	1.49%
Fee offset	(0.04)%	—%
Net investment income (loss)	(1.37)%	0.36%
Portfolio Turnover Rate(3)	45.02%	57.13%

*
The amount of net investment income and net loss from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statement of Operations due to the timing of purchases of Fund shares during the year.

(1)
Selected data for the average Shares outstanding throughout each period.

(2)
Total Return, based on net asset value per Share, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Fund during the period and reinvested dividend income, if any.

(3)
Not annualized.

(4)
For the period March 1, 2022 (Commencement of Operations) through March 31, 2022, the expense and net investment income ratios are based on a very limited operating period and, as such, may not be meaningful.

(5)
The contractual fee and expense waiver are reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(6)
Annualized for periods less than 12 months.

(7)
Ratio is inclusive of the deferred tax expense from the Subsidiary. Excluding this tax expense, the ratio would be 2.66%.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements
March 31, 2023

1.   Organization
NB Crossroads Private Markets Access Fund LLC (the “Fund”) was organized on July 10, 2020 as a limited liability company registered under the laws of the state of Delaware. The Fund is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is offered only to investors that are both “accredited investors,” as defined in Section 501(a) of Regulation D promulgated under the Securities Act of 1933 and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund is authorized to offer three separate classes of shares (“Shares”) designated Institutional Class, Class A-1 and Class A-2. Institutional Class shares commenced operations on January 19, 2021; Class A-1 and Class A-2 shares commenced operations on March 1, 2022. Class A-1 shares are offered at net asset value (“NAV”) plus a maximum sales charge of 3.50%. Institutional Class and Class A-2 shares are offered at NAV. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each share class.
The Fund’s investment objective is to seek to provide attractive, long-term capital appreciation by investing primarily in an actively managed portfolio of private equity investments. The Fund’s private equity investments are expected to focus on private equity strategies including: (i) buyouts; (ii) special situations; (iii) venture and growth capital; (iv) infrastructure and real assets; and (v) private credit. The Fund’s investment exposure to these strategies is implemented via a variety of investment types that will include: (i) direct investments in the equity of private companies and/or debt securities of operating companies and other credit instruments, including investments alongside private equity funds and other private equity firms (“Direct Investments”); (ii) investments in private equity funds managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from investors in these Portfolio Funds, (b) in connection with a restructuring transaction of a Portfolio Fund(s), and/or (c) directly from a private equity fund; (iii) primary investments in newly formed Portfolio Funds; and (iv) publicly listed private equity investments and investments in business development companies. The Fund will also invest a portion of its assets in a portfolio of cash and cash equivalents, liquid fixed-income securities and other credit instruments.
The Fund is managed by Neuberger Berman Investment Advisers LLC, an investment adviser registered under the Advisers Act that serves as the Fund’s investment adviser (“NBIA” or “Registered Investment Adviser”). The Registered Investment Adviser has engaged NB Alternatives Advisers LLC (“NBAA” or the “Sub-Adviser” and together with the Registered Investment Adviser, the “Adviser”) to assist with investment decisions. The Fund’s Board of Managers (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund. Certain officers of the Registered Investment Adviser are also officers of the Fund.
2.   Significant Accounting Policies
The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) Topic 946, Financial Services —  Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A.   Basis of Accounting
The Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Fund are maintained in U.S. dollars.

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2023

Consolidation of Subsidiaries — The NB CR PMAF Blocker LLC (the “Subsidiary), is an investment company and a wholly-owned subsidiary of the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash flows and the Consolidated Financial Highlights of the Fund include the accounts of its Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The inception date of the Subsidiary was September 1, 2021. On March 31, 2023, the Subsidiary had net assets of $11,040,585 which equals 2.4% of the Fund’s total net assets.
B.   Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.
C.   Valuation of Investments
The Fund computes the net asset value (“NAV”) for each class of Shares as of the close of business on the last business day of each month and in connection with the Fund’s offer to purchase Shares, on each date that Shares are to be repurchased, as of the date of any distribution and at such other times as the Board shall determine, in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.
The Board has approved the Procedures pursuant to which the Fund values its investments. In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the Investment Company Act, which establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. Effective as of the compliance date of September 8, 2022, the Board approved changes to the Procedures to comply with Rule 2a-5 and designated NBIA as the Fund’s valuation designee (as defined in the rule). The valuation designee, with assistance from NBAA, is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board.
The Adviser generally will value the Fund’s investment in Portfolio Funds and certain Direct Investments, including Direct Investments in private equity securities, using the “practical expedient” in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. Portfolio Funds are generally valued based on the latest net asset value reported by a Portfolio Fund Manager or general partner. Similarly, many Direct Investments, including Direct Investments in private equity securities, are generally valued based on the valuation information provided by the lead or sponsoring private equity investors. In general, it is anticipated that such valuation information from these Portfolio Fund managers or from lead or sponsoring private equity investors will generally not be available until 60 days or more after each quarter-end. Therefore, the most recently provided valuation information about these Direct Investments and Portfolio Funds for purposes of calculating the Fund’s monthly net asset value will typically be adjusted by the Adviser pursuant to the Fund’s valuation procedures to estimate the fair value, on a monthly basis, of the interests in such Portfolio Funds or Direct Investments. To the extent the Adviser is either unable to utilize the practical expedient under ASC 820, or where the Adviser determines that use of the practical expedient is not appropriate as it will not result in a price that represents the current value of an investment, the Adviser will make a fair value determination of the value of the investment.
Domestic exchange traded equity securities (other than options) will be valued at their last sale prices as reported on the exchanges where those securities are primarily traded. If no sales of a security are reported on

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2023

a particular day, the security will be valued based on its bid price for a security held long, or its ask price for a security held short, as reported by those exchanges. Securities traded primarily on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If no NOCP is available, the security will generally be valued at the latest bid price as reported on NASDAQ. In the absence of such sales or quotations, other publicly offered securities will be valued at their bid prices (or asked prices in the case of securities held short) as obtained from one or more dealers making markets for those securities.
Debt securities may be valued in accordance with the procedures described for equity securities above. In addition, debt securities may be valued by an independent pricing service approved by the Board on the basis of market quotations. The Adviser will monitor the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. If a valuation for a security is not available from an independent pricing service or if the Adviser believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board.
For illiquid securities for which no market quotations are available (other than interests in Portfolio Funds and certain Direct Investments, as described above) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals. Otherwise, valuation of illiquid securities (other than interests in Portfolio Funds and certain Direct Investments, as described above) will remain at cost except that original cost valuation will be adjusted based on a determination of such investment’s fair value.
ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:
Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access;

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds and certain Direct Investments are structured as closed-end, commitment-based private investment funds to which the Fund commits a specified amount of capital upon inception of the investment (i.e., committed capital) which is then drawn down over a specified period of the investment’s life. Such investments generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.
Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations and financial condition.

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2023

The following table presents the investments carried on the Statement of Assets and Liabilities by level within the valuation hierarchy as of March 31, 2023.
Investments	Level 1	Level 2	Level 3	Net Asset Value	Total
Bank Loans	$—	$5,208,070	$—	$—	$5,208,070
Common Stocks	2,826,173	—	—	—	2,826,173
Corporate Bonds	—	350,074	—	—	350,074
Private Funds	—	—	73,354,668	302,304,833	375,659,501
Short-Term Investments	83,021,924	—	—	—	83,021,924
Total Investments	$85,848,097	$5,558,144	$73,354,668	$302,304,833	$467,065,742
Additional sector, industry, or geographic detail, if any, is included in the Schedule of Investments.
Significant Unobservable Inputs
As of March 31, 2023, the Fund had Level 3 investments valued at $73,354,668. The fair value of investments valued at $302,304,833 in the Fund’s Schedule of Investments have been valued at the unadjusted NAV by the managers of the investments.
The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2023.
			Unobservable Inputs
Investments	Fair Value as of March 31, 2023	Valuation Methodologies	Variable	Value/Range	Weighted Average(1)
Private Funds
Co-Investment	$17,000,000	Recent Transaction Value	Recent Transaction Value	N/A	N/A
Co-Investment	52,587,709	Market Approach	LTM EBITDA	1.8x-21.0x	12.8x
Co-Investment	3,766,959	Market Approach	LTM Revenue	8.9x	8.9x
Total Investments	$73,354,668

(1)
Inputs weighted based on fair value of investments in range.

During the year ended March 31, 2023, purchases of and sales from Level 3 investments were as follows:
Purchases	Sales
$24,865,120	$—
During the year ended March 31, 2023, changes in unrealized appreciation and realized gains from Level 3 investments were $15,914,983 and $0, respectively.
The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. During the year ended March 31, 2023, transfers into or out of Level 3 were $4,532,000 and $4,482,648, respectively.
The estimated remaining life of the Fund’s investments as of March 31, 2023, is unknown at this time.
Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2023

in transactions exempt from registration. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board.
D.   Cash and Cash Equivalents
Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.
Cash and cash equivalents on the Statements of Assets and Liabilities can include deposits in money market accounts and Treasury Bills, which are classified as Level 1 assets. As of March 31, 2023, the Fund held cash of $2,296 and cash equivalents of $83,021,924, of which $23,056,240 is held in an overnight sweep that is deposited into a money market account and $59,965,684 of Treasury Bills.
E.   Investment Gains and Losses
The Fund records distributions of cash or in-kind securities from the investments based on the information from distribution notices when distributions are received. The Fund recognizes within the Statement of Operations its share of realized gains or (losses), the Fund’s change in net unrealized appreciation/(depreciation) and the Fund’s share of net investment income or (loss) based upon information received regarding distributions from Portfolio Fund managers or the lead or sponsoring private equity investor for Direct Investments. The Fund may also recognize realized losses based upon information received from the Portfolio Fund managers or the lead or sponsoring private equity investor for Direct Investments for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each investment.
Portfolio Funds and certain Direct Investments may make in-kind distributions to the Fund and, particularly in the event of a dissolution of a Portfolio Fund or Direct Investment, such distributions may contain securities that are not marketable. While the general policy of the Fund will be to liquidate such investment and distribute proceeds to Shareholders, under certain circumstances when deemed appropriate by the Board, a Shareholder may receive in-kind distributions from the Fund.
F.   Federal Income Taxes
The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), with a tax year end of September 30. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions out of earnings and profits would be taxable to Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to Shareholders and to meet certain diversification and income requirements with respect to its underlying investments. As of September 30, 2022 there is no provision for federal income or excise tax within the financial statements. Differences arise in the computation of Shareholders’ capital for financial reporting in accordance with GAAP and Shareholders’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the Underlying Investments for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2023

the Underlying Investments. For the tax year ended September 30, 2022 there were permanent book to tax reclassifications; decreasing paid in capital by ($304,995) and increasing distributable earnings by $304,955. As of September 30, 2022, the Fund had a late-year ordinary loss of $96,770, which is deferred until the next taxable year.
The Subsidiary is a domestic limited liability company that is treated as a corporation for tax reporting and has a tax year end of September 30. The Subsidiary is subject to federal, state and local income taxes. As of March 31, 2023, the Subsidiary has recorded a total deferred tax payable of $1,428,973.
For the tax year ended September 30, 2022, the components of distributable earnings on a tax basis are as follows:
Net tax appreciation (depreciation)	$37,119,885
Other differences	(2,817,866)
Total distributable earnings	$34,302,019
As of March 31, 2023, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:
Gross unrealized appreciation	$81,942,887
Gross unrealized depreciation	(15,535,238)
Net unrealized appreciation	$66,407,649
Tax cost of investments	$400,658,094
The tax character of the distributions made during the year ended March 31, 2023 were as follows:
Ordinary Income	Long-Term Capital Gains	Short Term Capital Gains
$1,142,623	$484,180	$—
The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2023, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2021 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. The Adviser has reviewed the Fund’s tax positions for the current period and has concluded that no provision for taxes is required in the Fund’s financial statements for the year ended March 31, 2023. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2023, the Fund did not incur any interest or penalties.
G.   Restrictions on Transfers
Shares of the Fund are generally not transferable. No Shareholder may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Shares without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.
H.   Purchase of Shares
Shares will generally be offered for purchase as of the first business day of each month, or at such other times as determined in the discretion of the Board, based on the most recent net asset value which will be

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2023

calculated for the last business day of the preceding month. The minimum initial investment in the Fund by any investor is $50,000, and the minimum additional investment in the Fund by any Shareholder is $10,000, except for additional purchases pursuant to a dividend reinvestment plan. The Board reserves the right to accept lesser amounts below these minimums.
I.   Repurchase of Shares
The Fund expects to conduct repurchase offers quarterly pursuant to written tenders to Shareholders. The Registered Investment Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about each of March 31, June 30, September 30 and December 31. A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time. During the year ended March 31, 2023, 82,646 Shares were tendered, all of which were repurchased by the Fund.
J.   Fees of the Portfolio Funds’ Investments
Each Portfolio Fund Investment will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Fund level expenses shown on the Fund’s Statement of Operations, Shareholders of the Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Fund’s Financial Highlights. The Fund has foreign investments which require the Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.
Contributed capital to and distributions received from these foreign investments are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.
Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. The Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.
K.   Foreign Currency Translation
The Fund has foreign investments which require the Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.
Contributed capital to and distributions received from these foreign investments are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.
Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2023

of Operations. The Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.
L.   Distributions to Shareholders
The Fund intends to pay dividends from net investment income at least annually. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years) at least annually. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. U.S. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the calendar year, at which time it will be reported to the Shareholders.
M.   Security Transactions and Related Income
Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method. Discounts on securities purchased are amortized over the life of the respective securities. Premiums on securities purchased are amortized over the life of the respective security, unless the security has a non-contingent call feature, in which case the premium is amortized to the earliest call date. Realized gains and losses on securities and unrealized appreciation and depreciation of securities are reported on the identified cost basis, which is also used for income tax purposes.
N.   Fund Expenses
The Fund bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); Incentive Fees (as defined herein); Distribution and Servicing Fees for Class A-1 and Class A-2 Shares; investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; cost of insurance; registration expenses; Independent Managers’ fees (as defined herein); and expenses of meetings of the Board.
3.   Advisory Fee, Incentive Fee, Distribution and Servicing Fee, and Other Expenses
The Registered Investment Adviser provides investment advisory services to the Fund and incurs research, travel and other expenses related to the selection and monitoring of underlying investments. Further, the Registered Investment Adviser provides certain management and administrative services including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Fund pays the Registered Investment Adviser an investment advisory fee (the “Advisory Fee”) at an annual rate of 1.50%, based on the Fund’s net asset value, calculated and accrued monthly as of the last business day of each month, and payable quarterly in arrears within five (5) business days after the completion of the net asset value computation for the quarter. The Registered Investment Adviser has contractually agreed to reduce its Advisory Fee to an annual rate of 0.25% until December 31, 2022. Certain of the Fund’s investments pay the Adviser for transaction services at the time of close. This income to the Adviser is shared with the Fund based on its ownership percentage through a fee offset which is presented on the Statement of Operations. For the year ended March 31, 2023, the Fund incurred Advisory Fees totaling $2,359,133.
At the end of each calendar quarter of the Fund, the Registered Investment Adviser will be entitled to receive an incentive fee (the “Incentive Fee”) equal to 10% of the difference, if positive, between (i) the net profits of the Fund for the relevant period and (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean (i) the amount by

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2023

which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period. For the year ended March 31, 2023, the Fund incurred Incentive Fees of $3,927,566.
The Fund maintains a memorandum account (the “Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Net losses are defined as the amount by which the net asset value of the Fund on the last day of the relevant period is less than the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).
In consideration for services provided under an investment sub-advisory agreement, the Registered Investment Adviser pays the Sub-Adviser a quarterly fee equal to 90% of the Advisory Fee and 100% of the Incentive Fee received from the Fund.
The Fund has entered into an expense limitation agreement with the Registered Investment Adviser (the “Expense Limitation Agreement”). The original term was for a one-year term from the date the Fund commences operations, and the term was subsequently extended to one year from July 29, 2022 (the “Limitation Period”). The Registered Investment Adviser may extend the Limitation Period for a period of one year on an annual basis. Pursuant to the Expense Limitation Agreement, the Registered Investment Adviser agrees to waive and/or reimburse certain annual operating expenses (excluding the advisory fee, incentive fee, distribution and servicing fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Other Expenses”) of the Fund so they are limited to 0.30% (30bps) per annum, of the average monthly net assets (“Expense Limitation”). The Fund has agreed to repay the Registered Investment Adviser any fees waived under the Expense Limitation or any Other Expenses the Registered Investment Adviser reimburses in excess of the Expense Limitation, provided the repayments do not cause the Fund’s Other Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Registered Investment Adviser, whichever is lower. Any such repayments must be made within three years after the year in which the Registered Investment Adviser incurred the expense.
As of March 31, 2023, the following amounts were subject to recoupment by the Registered Investment Adviser by the following dates:
November 25, 2023	March 31, 2024	March 31, 2025	March 31, 2026
$24,823	$264,983	$513,637	$294,733
Class A-1 Shares and Class A-2 Shares are subject to a Distribution and Servicing Fee at an annual rate of 0.70% based on the aggregate net assets of the Fund attributable to such class payable to Neuberger Berman BD LLC, an affiliate of the Adviser (the “Distributor”). For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Institutional Class Shares are not subject to a Distribution and Servicing Fee. The Registered Investment Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. Class A-1 and A-2 shares commenced operations on March 1, 2022. For the year ended March 31, 2023, the Fund incurred Distribution and Servicing Fees of $738 and $101,367 for Class A-1 and Class A-2, respectively.

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2023

Pursuant to an Administration, Fund Accounting and Recordkeeping Agreement, the Fund retains UMB Fund Services, Inc. (“UMBFS”) a subsidiary of UMB Financial Corporation, to provide administration, accounting and transfer agency services to the Fund. In consideration for these services, the Fund will pay UMBFS tiered fees based on the average monthly net asset value of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Fund also reimburses UMBFS for certain out-of-pocket expenses. For the year ended March 31, 2023, the Fund incurred accounting and administration service fees totaling $396,221.
The Board consists of six managers, each of whom is not an “interested person” of the Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Currently, the Independent Managers are each paid an annual retainer of $175,000 for serving on the boards of the funds in the fund complex. Compensation to the Board is paid and expensed by the Fund on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Fund. For the year ended March 31, 2023, the Fund incurred $160,938 in Independent Managers’ fees.
4.   Description of Certain Investments
Due to the nature of the investments in Portfolio Funds and certain Direct Investments, the Fund generally cannot liquidate its positions in such investments except through distributions from the investment, which are made at the discretion of the Portfolio Fund manager or sponsor of the Direct Investments. The Fund has no right to demand repayment of its investment in such investments.
The following underlying investment represent 5% or more of Net Assets of the Fund.
ACON Strategic Partners II-B, L.P. represents 5.06% of Net Assets of the Fund as of March 31, 2023. ACON II-B will focus on manufacturing headwear, apparel, and accessories for men, woman, youth and kids.
5.   Capital Commitments to Investments
As of March 31, 2023, the Fund had total capital commitments of $333,945,110 with remaining unfunded commitments to the investments totaling $15,865,661 as listed below:
Investment:	Unfunded Commitment
Private Funds	$15,865,661
Total	$15,865,661
6.   Investment Transactions
Purchases and sales of investments, excluding short-term investments, for the year ended March 31, 2023 were $185,249,531 and $148,013,415, respectively. Purchases and sales of short-term investments for the year ended March 31, 2023 were $337,624,517 and $303,567,446, respectively.
7.   Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.
8.   Concentrations of Market, Credit, Liquidity, Industry and Currency Risk
Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2023

The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner if at all.
The Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.
If the Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in a Portfolio Fund. This may impair the ability of the Fund to pursue its investment program, force the Fund to borrow or otherwise impair the value of the Fund’s investments (including the complete devaluation of the Fund). While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.
9.   Fixed Income, Debt and Bank Loan Securities Risk
These investments are subject to both interest rate risk and credit risk, and the risk prepayment or non-payment of scheduled interest or principal. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer such as but not limited to management performance, financial leverage, and reduced demand. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. The Funds’ investments may utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, concerns have arisen regarding LIBOR’s viability as a benchmark, due to manipulation allegations dating from about 2012 and, subsequently, reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body charged with regulating LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. Various financial industry groups began planning the transition to the use of different benchmarks. In the United States, the Federal Reserve Board and the New York Federal Reserve convened the Alternative Reference Rates Committee (the “ARRC”), comprised of a group of private-market participants, to identify risk-free alternative references rates for LIBOR and to create an implementation plan with metrics of success and a timeline to support an orderly adoption of an alternative reference rate. The Committee identified the Secured Overnight Financing Rate (“SOFR”) as its recommended replacement to LIBOR, which is intended to be a broad measure of the cost of borrowing cash overnight collateralized by U.S. treasury securities. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions.
On November 30, 2020, the Ice Benchmark Administration and the FCA announced that tenors of US Dollar LIBOR would continue to be published through June 30, 2023, other than one week and two month USD LIBOR settings which will cease publication on December 31, 2021. This new deadline constitutes a considerable extension beyond the previously announced date of December 2021 for all US Dollar LIBOR tenors.
However, the ARCC, including its ex officio members from the Federal Reserve Board and New York Federal Reserve, has subsequently emphasized that the extension to June 2023 does not alter the regulatory

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2023

perspective on new loan issuances: that market participants should already be using language that provides for an automatic switch from LIBOR to a replacement in new loan agreements (or should start immediately) and that June 30, 2021 should be the target for the cessation of new loans based on LIBOR.
Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. While some instruments tied to LIBOR that the Portfolio invests in may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The potential cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering new trades. Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
10.   Subsequent Events
The Fund has evaluated all events subsequent to March 31, 2023, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Managers
NB Crossroads Private Markets Access Fund LLC:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of NB Crossroads Private Markets Access Fund LLC (the Company), including the consolidated schedule of investments, as of March 31, 2023, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the two-year period then ended and the period from January 19, 2021 (commencement of operations) through March 31, 2021. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from January 19, 2021 through March 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the underlying custodian, agent banks, fund managers and portfolio companies or by other appropriate auditing procedures where replies from the underlying custodian, agent banks, fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.
Boston, Massachusetts
May 26, 2023

NB Crossroads Private Markets Access Fund LLC
Proxy Voting and Portfolio Holdings (Unaudited)
March 31, 2023

Proxy Voting and Portfolio Holdings
A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Fund did not receive any proxy solicitations during the year ended March 31, 2023.
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Crossroads Private Markets Access Fund LLC
Board of Managers of the Fund (Unaudited)
March 31, 2023

Information pertaining to the board of Managers is set forth below:
Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past 5 Years
Disinterested Directors
Virginia G. Breen, Manager 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite – Since Inception	Private investor and board member of certain entities (as listed herein)	21	Director of Jones Lang LaSalle Property Trust, Inc.; Trustee/Director of UBS A&Q Registered Fund Complex (3 funds); Director of Calamos Fund Complex (26 funds); Director of Paylocity Holding Corp.
Alan Brott, Manager 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite – Since Inception	Consultant (since 10/1991).	21
Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Director of Stone Harbor Investment Funds (8 funds) (2007-2022); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Manager 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market.	21	Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).
Thomas F. McDevitt, Manager 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/2002 to present).	21	Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).
Stephen V. Murphy, Manager 1290 Avenue of the Americas New York, NY 10104 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, an investment banking firm.	21	Director of The First of Long Island Corporation and The First National Bank of Long Island; Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).
Thomas G. Yellin, Manager 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006).	21
Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Interested Director
James D. Bowden, Manager** 1290 Avenue of the Americas New York, NY 10104 (1953)	Term Indefinite – Since April 2023	Managing Director, NBAA (2015-2023).	18	None.

*
The “Fund Complex” consists of NB Private Markets Fund II (Master) LLC, NB Private Markets Fund II (TI) LLC, NB Private Markets Fund II (TE) LLC, NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) — Client LLC, NB Crossroads Private Markets Fund IV (TE) — Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP and NB Crossroads Private Markets Access Fund LLC.

**
Mr. Bowden is deemed to be an “interested person” (as defined in the Investment Company Act) of the Partnership because of his prior position at NBAA. Mr. Bowden does not serve on the Board’s Audit or Nominating Committees.

NB Crossroads Private Markets Access Fund LLC
Officers of the Fund (Unaudited)
March 31, 2023

Information pertaining to the officers of the fund is set forth below:
Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors
Peter von Lehe (1968)	President	Term – Indefinite; Length – since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.
Mark Bonner (1977)	Treasurer	Term – Indefinite; Length – since inception
Senior Vice President, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term – Indefinite; Length – since inception	Senior Vice President, Neuberger Berman LLC, since 2007.
Patrick Deaton (1978)	Chief Operating Officer	Term – Indefinite; Length – since 2023
Managing Director, Neuberger Berman LLC, since 2018, Chief Operating Officer, NBAA, since 2023. Formerly, Chief Administrative Officer, NBAA (2021-2023), Chief Operating Officer and Head of Operational Due Diligence – NBAIM (2010-2021).

Sarah Doane (1989)	Assistant Treasurer	Term – Indefinite; Length – since 2020	Vice President, Neuberger Berman LLC, since 2022 and Employee since 2016.
Savonne Ferguson (1973)	Chief Compliance Officer	Term – Indefinite; Length – since 2018
Senior Vice President, Neuberger Berman LLC, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018. Formerly, Vice President, T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018).

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term – Indefinite; Length – since inception	General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017.
Sheila James (1965)	Assistant Secretary	Term – Indefinite; Length – since inception	Senior Vice President, Neuberger Berman LLC, since 2023. Formerly, Vice President, Neuberger Berman LLC (2008-2023).

NB Crossroads Private Markets Access Fund LLC
Officers of the Fund (Unaudited)
March 31, 2023

Information pertaining to the officers of the fund is set forth below:
Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors
Maura Reilly Kennedy (1978)	Vice President	Term – Indefinite; Length – since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014-2018).
Brian Kerrane (1969)	Vice President	Term – Indefinite; Length – since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015.
Josephine Marone (1963)	Assistant Secretary	Term – Indefinite; Length – since inception	Senior Paralegal, Neuberger Berman LLC, since 2007.
Michael Smith (1984)	Vice President	Term – Indefinite; Length – since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018-2022).

*
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

Privacy notice
FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•
Social Security numbers, dates of birth and other numerical identifiers

•
Names and addresses

•
Driver’s licenses, passports and other identification documents

•
Usernames and passwords

•
Internet protocol addresses and other network activity information

•
Income, credit history, credit scores, assets, transaction history and other financial information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com
Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic and procedural safeguards, including secured files and buildings.
We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?
We collect your personal information directly from you or your representatives, for example, when you
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seek advice about your investments

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give us your contact or income information

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We may also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•
sharing for affiliates’ everyday business purposes — information about your creditworthiness

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affiliates from using your information to market to you

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sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•
Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers or broker dealers; mutual funds, and private investment funds.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
•
Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Neuberger Berman doesn’t jointly market.

Item 1. Reports to Stockholders Continued.

(b) not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund III (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22816 (filed June 09, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Managers (the “Board”) of the Registrant has determined that Alan Brott and Stephen V. Murphy possess the technical attributes to qualify as the audit committee's financial experts and that each of them is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2022 and March 31, 2023 were $72,100 and $90,300, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last two fiscal years.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i)	the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2022 and ended March 31, 2023, were $0 and $0, respectively.

(ii)	The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2022 and ended March 31, 2023, were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote any proxies the Registrant may receive to the Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”).

NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2023:

Neuberger Berman Private Markets’ Private Investment Portfolios and Co-Investment Team is responsible for the day-to-day management of the Fund and is led by the Private Investment Portfolio and Co-Investment Investment Committee (the “Investment Committee”), which serve as the Fund's Portfolio Managers and is comprised of thirteen members. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

Kent Chen, CFA, is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the firm's Private Investment Portfolios group where he leads investments in private equity and venture capital funds and direct co-investments in venture capital, growth equity and buyout transactions. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Daggett sits on the Limited Partner Advisory Boards of a number of venture capital and private equity fund relationships and has Board of Directors and Observer seats for a number of direct venture and growth capital investments on behalf of Neuberger Berman Funds. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an MBA from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Credit Opportunities, Marquee Brands and Private Investment Portfolios and Co-Investment Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

David Morse is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Private Debt Investment Committee. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Economics from Hamilton College. Mr. Morse is a former member of the MBA Advisory Board of the Tuck School and of the Alumni Council of Hamilton College, and is a current member of the Board of Trustees of the Berkshire School.

Joana Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolio and Co-Investment, and Strategic Capital Investment Committees. She has been with the firm since 2005. Prior to NB Private Equity, Ms. Rocha Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment Bank. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Rocha Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Rocha Scaff is the current Chair of the LP Committee of the BVCA – British Private Equity Association and a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of the firm’s Private Investment Portfolios and Co-Investments group and is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet has been, or currently sits, on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Oak Hill Capital Partners, Platinum Equity, Thomas H. Lee Partners and Vector Capital Partners. He has also been a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien Smith is a Managing Director of Neuberger Berman and Senior Advisor of the Neuberger Berman Private Equity Division. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Private Debt Investment Committee. Brien is also a member of Neuberger Berman’s Operating Committee, the firm’s Investment Risk and Operational Risk Committees and was also formerly Chief Operating Officer of the Neuberger Berman Private Equity Division. Prior to joining Neuberger Berman in 2001, he worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. He began his career at Arthur Andersen & Co. Brien is a life member of the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He also currently serves on the board of the Texas Exes Alumni Association and chairs its Investment Committee. He serves and has served on a number of other boards of directors. He received a Master’s in Professional Accounting and a BBA from the University of Texas at Austin.

David Stonberg is a Managing Director of Neuberger Berman and is the Deputy Head of NB Alternatives and the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Secondary Investment Committee. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. She is currently a Board Observer for several private companies and Advisory Board member for a number of private equity funds. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Anthony is also a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Anthony was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Anthony began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Anthony earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter von Lehe, JD, is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Athyrium, Marquee Brands and Renaissance Investment Committees. He is also a member of the NB Insurance-Linked Strategies Underwriting Committee and a Chairman of NB Reinsurance Ltd. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Ms. Wang joined Neuberger Berman in 2007, focusing on direct Co-investments, Primary Investments and Secondary Investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the firm’s Private Investment Portfolios practice. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Additionally, Ms. Zollar sits on the limited partner advisory boards of a number of funds. Before rejoining Neuberger Berman in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she is Chairperson Emeritus of the Board of Trustees and the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves as Vice Chairman of The Apollo Theater and a member of the Investment Committee of the Robert Wood Johnson Foundation’s Board of Trustees.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2023:

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of March 31, 2023. Registered investment companies in a "master-feeder" structure are counted as one investment company for purposes for determining the number of accounts managed.

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	34	$25,035,407,840	153	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	34	$25,035,407,840	153	$43,057,386,498

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Brien Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	38	$30,452,743,340	154	$43,632,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	38	$30,452,743,340	154	$43,632,386,498

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	34	$25,035,407,840	153	$43,557,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	34	$25,035,407,840	153	$43,557,386,498

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	38	$30,452,743,340	154	$43,632,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	38	$30,452,743,340	154	$43,632,386,498

Peter J. von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
6	$1,335,800,471	31	$18,607,152,840	149	$43,057,386,498

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2023:

Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation for a portfolio manager is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

 The terms of our long-term retention incentives are as follows:

●	Employee-Owned Equity. Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

●	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

●	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Beneficial Ownership of Securities – As of March 31, 2023:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
David Morse	$100,001-$500,000
Joana P. Rocha Scaff	$100,001-$500,000
Jonathan D. Shofet	$100,001-$500,000
Brien Smith	$100,001-$500,000
Peter J. Von Lehe	$100,001-$500,000
Anthony D. Tutrone	Over $1,000,000

(b) Not applicable.

Item 9. Purchase of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2023.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2023.

Item 13. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund III (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22816 (filed June 09, 2023).

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act, are filed herewith.

(a)(3)	Not applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Access Fund LLC

By:	/s/ Patrick Deaton
Patrick Deaton
Chief Operating Officer

Date: June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Deaton
Patrick Deaton
Chief Operating Officer
(Principal Executive Officer)

Date: June 9, 2023

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: June 9, 2023